Exhibit 99


  Jefferson Pilot Reports Third-Quarter Earnings Before Realized Investment
                              Gains Up 5 Percent

    GREENSBORO, N.C., Oct. 27 /PRNewswire-FirstCall/ -- Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading providers of life insurance, annuities, employee benefits, and broadcast communications, today reported net income of $0.97 per share for the third quarter of 2004, versus $0.88 for the third quarter of 2003. Earnings before realized investment gains increased 5 percent to $0.96 per share versus earnings of $0.91 per share before realized investment losses in the third quarter of 2003.
    For the nine months, Jefferson Pilot's net income per share increased to $2.87 from $2.62 for the first nine months of 2003. Earnings before realized investment gains, and excluding the cumulative effect of a change in accounting principle (SOP 03-1), increased 6 percent to $2.81 per share versus earnings before realized investment losses of $2.64 in the same period of 2003.
    All per-share results are on a diluted basis.
    Sales of individual life insurance in Jefferson Pilot's Individual Products segment totaled $50.1 million in the third quarter. Sales were approximately flat compared to the third quarter a year ago, reflecting the highly competitive market environment and Jefferson Pilot's continued focus on profitability in individual life products. Average individual life policyholder fund balances grew 6 percent for the quarter to $12.7 billion.
    Jefferson Pilot's Individual Products business earned $75.3 million in the third quarter, versus $78.6 million in the third quarter of 2003. For the nine months, Individual Products earnings totaled $225.5 million versus
$228.9 million in the first nine months of 2003.
    During the third quarter, Jefferson Pilot adopted newly issued implementation guidance pertaining to SOP 03-1, which addresses accounting for non-traditional long-duration contracts. The additional liability recorded as a result of SOP 03-1 reduced Individual Product segment earnings by approximately $3.4 million in the third quarter. Also in the quarter, an unlocking of deferred acquisition costs and unearned revenue in certain universal life book of business augmented segment earnings by approximately $6.6 million, resulting in a net after-tax contribution from these items of approximately $3.2 million in the quarter.
    Annuity and Investment Products enjoyed excellent sales in the third quarter due to continued strong demand for Jefferson Pilot's equity indexed annuities. Fixed annuity sales increased 66 percent to $312 million versus $187.8 million in the year-earlier quarter, and fixed annuity average fund balances grew 10 percent for the quarter to $9.3 billion from $8.4 billion a year ago.
    The Annuity and Investment Products segment earned $17.6 million in the quarter, versus $20.0 million in the third quarter of 2003. Application of derivative-related fair value adjustments (SFAS 133) in connection with equity-indexed annuity products reduced third-quarter 2004 segment earnings by $1.9 million. Although Jefferson Pilot hedges its economic exposure to performance of the equity markets from equity-indexed annuity products, reported segment results are affected by the volatility inherent in valuation under SFAS 133.
    For the nine months, Annuity and Investment Products earned $56.4 million versus $62.7 million in the 2003 period.
    Benefit Partners' group insurance sales increased to $46.7 million in the third quarter from $38.5 million in the third quarter of 2003 and earnings were excellent in the quarter, increasing 96 percent to $19.7 million versus $10.0 million in the third quarter of 2003. The successful integration of the non-medical group insurance business of Canada Life, acquired in the first quarter of this year, contributed significantly to group insurance results. The loss ratio for Benefit Partners' combined business lines improved to
72.9 percent versus 74.3 percent for the year-earlier quarter.
    For the nine months, Benefit Partners' earnings increased 47 percent to $50.8 million from $34.5 million in the first three quarters of 2003.
    Jefferson-Pilot Communications also reported excellent results in the third quarter as both television and radio operations performed well. Driven by revenue growth of 12 percent and effective expense management, Communications' earnings increased 19 percent to $13.5 million from $11.4 million, while broadcast cash flow grew 16 percent to $27.3 million from $23.6 million for the quarter.
    For the nine months, Communications' earnings increased 26 percent to $37.8 million from $30.0 million, and broadcast cash flow grew 22 percent to $76.3 million from $62.5 million.
    Earnings before realized investment gains in the Corporate and Other segment totaled $5.5 million versus $10.0 million in the 2003 quarter, reflecting in part higher interest expense due to capital employed to finance the Canada Life group insurance acquisition. Realized investment gains of $2.2 million brought total Corporate and Other earnings to $7.7 million for the quarter, compared to $6.1 million, including realized investment losses of $3.9 million, in the third quarter of 2003. Year-to-date segment earnings before realized investment gains were $22.4 million, compared to $22.3 million in the first nine months of 2003. Total year-to-date segment earnings including realized investment gains were $46.5 million, versus
$19.2 million including realized investment losses for the same period a year ago.
    Average diluted shares outstanding decreased to 137.5 million for the third quarter from 142.5 million in the third quarter of 2003.
    Jefferson Pilot's return on equity remained very strong at 16.9 percent in the third quarter.
    Jefferson Pilot CEO Dennis Glass, commenting on the quarter, said "Jefferson Pilot remains an industry leader in profitability and financial strength. Throughout our financial services businesses, Jefferson Pilot has built excellent distribution and industry-leading service platforms and efficiency levels. Our Benefit Partners group insurance segment is enjoying the profitable results of our successful integration of Canada Life's non-medical group insurance businesses as that acquisition strengthens our group insurance distribution and platform. Jefferson-Pilot Communications' performance continues to be terrific, with good top-line growth translating into excellent earnings performance."
    Glass added, "Jefferson Pilot's overall performance this year - net income per share up nearly 10 percent, ROE at 17 percent, and a 15 percent increase in our cash dividend - demonstrates the value of our diversified portfolio of businesses that allow us to make good progress despite the interest rate related challenges we face."

                                 ************

    Throughout this release, "reportable segment results" (also referred to as "segment earnings" or "earnings before realized investment gains") is defined as net income before realized investment gains and losses (and cumulative effect of change in accounting principle, if applicable). Reportable segment results is a non-GAAP measure. We believe reportable segment results provides relevant and useful information to investors, as it represents the basis on which we assess the performance of our business segments. We deem reportable segment results to be a meaningful measure for this purpose because, except for losses from other-than-temporary impairments, realized investment gains and losses occur primarily at our sole discretion. Note that reportable segment results as described above may not be comparable to similarly titled measures reported by other companies.

                                 ************

    A conference call for the investment community to discuss these results will be held at 9:00 a.m. EDT October 28, 2004. The call will be broadcast live on the Internet at http://www.jpfinancial.com, and will be archived.

                                 ************

    Jefferson-Pilot Corporation, a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 18 radio stations, and produces and syndicates sports programming. Additional information on Jefferson Pilot can be found at http://www.jpfinancial.com.

                                 ************

    This release includes forward-looking statements, and any forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could significantly affect our actual results or financial condition. These risks and uncertainties include, among others, general economic conditions, the impact on the economy from any further terrorist activities or U.S. military engagements, and interest rate levels, changes and fluctuations, all of which can affect our sales, investment portfolios, and earnings. Other risks and uncertainties include any failure to complete successfully the integration of our recent group insurance acquisition; competitive factors, including pricing pressures, technological developments, new product offerings, and the emergence of new competitors; changes in federal and state taxes; changes in generally accepted or statutory accounting principles or interpretations; changes in the regulation of the insurance or the financial services industry; or changes in other laws and regulations and their impact. We undertake no obligation to publicly correct or update any forward-looking statements. Readers are advised to consult any further disclosures we make on related subjects in our press releases and filings with the SEC; in particular, see the section entitled "External Trends and Forward Looking Information," and other sections it may reference, in our most recent 10-K report to the SEC, as it may be updated in our subsequent 10-Q and 8-K reports.


                   Jefferson-Pilot Corporation and Subsidiaries
                                   2004 Report

                             Three Months Ended          Nine Months Ended
    Net Income               Sept 30,    Sept 30,       Sept 30,    Sept 30,
                               2004         2003          2004        2003

    (Dollars in thousands)

    Individual               $75,282      $78,613       $225,528     $228,946
    AIP                       17,578       19,972         56,409       62,713
    Benefit Partners          19,668       10,028         50,783       34,451
    Communications            13,514       11,366         37,804       30,003
    Corporate and Other        5,520        9,959         22,419       22,289
    Total reportable
     segment results         131,562      129,938        392,943      378,402
    Realized investment
     gains (losses), net
     of taxes                  2,236       (3,862)        24,101       (3,112)
    Net income before
     cumulative effect
     of change in
     accounting principle    133,798      126,076        417,044      375,290
    Cumulative effect of
     change in accounting
     for long duration
     contracts, net of
     taxes(1)                      -            -        (16,589)           -

    Net income              $133,798     $126,076       $400,455     $375,290

    Per share information

    Income before
     realized gains
     (losses) and
     cumulative effect
     of change in
     accounting
     principle                 $0.96        $0.92          $2.83        $2.66
    Realized investment
     gains (losses), net
     of taxes                   0.02        (0.03)          0.18        (0.02)
    Income before
     cumulative effect
     in change in
     accounting principle       0.98         0.89           3.01         2.64
    Cumulative effect of
     change in accounting
     principle, net of
     taxes(1)                      -            -          (0.12)           -
    Net income                 $0.98        $0.89          $2.89        $2.64

    Per share
     information -
     assuming dilution

    Income before
     realized gains
     (losses) and
     cumulative effect
     of change in
     accounting
     principle                 $0.96        $0.91          $2.81        $2.64
    Realized investment
     gains (losses), net
     of taxes                   0.01        (0.03)          0.18        (0.02)
    Income before
     cumulative effect
     in change in accounting
     principle                  0.97         0.88           2.99         2.62
    Cumulative effect of
     change in accounting
     principle, net of
     taxes(1)                      -            -          (0.12)           -
    Net income                 $0.97        $0.88          $2.87        $2.62

    Average number of
     shares outstanding  136,485,685  141,365,238    138,470,054  142,063,945

    Average number of
     shares outstanding
     - assuming dilution 137,499,865  142,522,449    139,731,025  143,074,780

    (1) Nine months ended Sept 30, 2004 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in the third quarter of 2004.


                  Jefferson-Pilot Corporation and Subsidiaries
                                   (Unaudited)

    Consolidated Balance Sheets (In Thousands)

                                             Sept 30, 2004      Dec 31, 2003

    Assets:
    Cash and investments                       $27,392,969       $25,823,574
    Accrued investment income                      350,165           326,073
    Due from reinsurers                          1,333,218         1,340,395
    Deferred policy acquisition costs            1,932,013         1,771,174
    Value of business acquired                     454,058           459,270
    Goodwill, net                                  311,894           311,894
    Other assets                                   679,123           498,428
    Separate account assets                      2,192,263         2,165,524

                                               $34,645,703       $32,696,332

    Liabilities:
    Policy liabilities                         $25,897,133       $24,369,234
    Debt:
       Commercial paper borrowings                 174,074           654,232
       Obligations under repurchase agreements     494,521           400,590
       Long-term notes payable                     599,641               -
       Junior subordinated debentures              309,279           309,279
    Income tax liabilities                         629,514           471,922
    Accrued expenses and other liabilities         520,292           519,654
    Separate account liabilities                 2,192,263         2,165,524

                                                30,816,717        28,890,435

    Stockholders' equity:
    Common stock and paid in capital               172,424           175,762
    Retained earnings                            2,976,896         2,946,869
    Accumulated other comprehensive
     income - net unrealized gains on
     securities                                    679,666           683,266

                                                 3,828,986         3,805,897

                                               $34,645,703       $32,696,332

    Components of Equity (Dollars in
     thousands except share amounts)

    Common stock and paid in capital              $172,424          $175,762
    Retained earnings                            2,976,896         2,946,869
    Net unrealized gains
        Bonds, net of DAC, VOBA and taxes          411,683           390,230
        Equities, net of taxes                     267,983           293,036
            Total unrealized gains                 679,666           683,266
    Stockholders' equity                        $3,828,986        $3,805,897

    Shares outstanding                         136,522,471       140,610,540

    Per share                                       $28.05            $27.07

    Per share excluding unrealized gains            $23.07            $22.21


                   Jefferson-Pilot Corporation and Subsidiaries
                  Consolidated Statements of Income (Unaudited)

    (Dollars in thousands except share amounts)

                            Three Months Ended            Nine Months Ended
                          Sept 30,      Sept 30,       Sept 30,      Sept 30,
                           2004           2003           2004          2003
    Revenue:
    Premiums and
     other
     considerations      $327,634       $237,629       $959,710      $707,405
    UL & investment
     product charges      179,069        180,106        544,204       519,504
    Net investment
     income(1)            406,587        413,265      1,226,256     1,238,058
    Realized
     investment
     gains (losses)         3,480         (5,135)        37,119        (3,981)
    Communications
     sales                 58,143         51,729        172,768       152,506
    Other                  27,171         28,206         94,033        76,421

       Total revenue    1,002,084        905,800      3,034,090     2,689,913

    Benefits and
     Expenses:
    Insurance and
     annuity benefits     574,266        501,241      1,700,540     1,502,794
    Insurance
     commissions,
     net of deferrals      61,955         31,333        189,013        80,926
    General and
     administrative
     expenses, net
     of deferrals          48,071         38,566        133,086       108,439
    Insurance taxes,
     licenses and
     fees                  16,426         19,298         53,491        58,907
    Amortization of
     policy acquisition
     costs and value of
      business acquired    56,509         91,375        198,154       254,565
    Interest
     expense(1)            12,504          8,159         34,980        25,425
    Communications
     operations            30,838         28,127         96,816        90,408

        Total benefits
         and expenses     800,569        718,099      2,406,080     2,121,464

    Income before
     income taxes
     and cumulative
     effect of change
     in accounting
     principle            201,515        187,701        628,010       568,449
    Income taxes           67,717         61,625        210,966       193,159
    Income before
     cumulative
     effect of change
     in accounting
     principle            133,798        126,076        417,044       375,290
    Cumulative effect
     of change in
     accounting for
     long-duration
     contracts, net of
     taxes(3)                   -              -        (16,589)            -

    Net income           $133,798       $126,076       $400,455      $375,290

    Average number
     of shares
     outstanding      136,485,685    141,365,238    138,470,054   142,063,945

    Average number
     of shares
     outstanding -
     assuming
     dilution         137,499,865    142,522,449    139,731,025   143,074,780

    Quarterly return
     on equity(2)           16.9%          17.0%          16.7%         16.8%

    Earnings Per
     Share

    Earnings per
     share before
     realized gains
     (losses) and
     cumulative effect
     of change in
     accounting
     principle              $0.96          $0.92          $2.83         $2.66
    Realized
     investment
     gains (losses),
     net of taxes            0.02          (0.03)          0.18         (0.02)
    Earnings per
     share before
     cumulative
     effect of
     change in
     accounting
     principle               0.98           0.89           3.01          2.64
    Cumulative
     effect of
     change in
     accounting for
     long-duration
     contracts,
     net of taxes(3)            -              -          (0.12)            -

    Earnings per
     share                  $0.98          $0.89          $2.89         $2.64


    Earnings per
     share before
     realized gains
     (losses) and
     cumulative
     effect of
     change in
     accounting
     principle              $0.96          $0.91          $2.81         $2.64
    Realized
     investment
     gains (losses),
     net of taxes            0.01          (0.03)          0.18         (0.02)
    Earnings per
     share before
     cumulative
     effect of
     change in
     accounting
     principle -
     dilution                0.97           0.88           2.99          2.62
    Cumulative
     effect of
     change in
     accounting for
     long-duration
     contracts,
     net of taxes
     - assuming
     dilution(3)                -              -          (0.12)            -

    Earnings per
     share -
     assuming
     dilution               $0.97          $0.88          $2.87         $2.62

    (1) Prior year amounts have been restated to conform to presentation under FIN 46.

    (2) Return on equity is calculated utilizing reportable segment results as the numerator and average equity excluding the impact of net unrealized gains as the denominator.

    (3) Nine months ended Sept 30, 2004 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in the third quarter of 2004.


                 Jefferson-Pilot Corporation and Subsidiaries
                Consolidated Statements of Cash Flows (Unaudited)

                                    Three Months Ended    Nine Months Ended
                                    Sept 30,  Sept 30,   Sept 30,    Sept 30,
    (In Thousands)                    2004      2003       2004        2003


    Cash Flows from Operating
     Activities:

    Net income(1)                   $133,798  $126,076    $400,455   $375,290
    Adjustments to reconcile net
     income to net cash
     provided by operating
     activities:
      Change in policy
       liabilities                    31,913     3,390     181,459     96,632
      Net amount credited to
       policyholder accounts           9,812    21,330      53,985     69,322
      Net deferral of policy
       acquisition costs and
       sales inducements             (70,735)  (28,509)   (213,729)  (146,793)
      Net amortization of value
       of business acquired           14,669     6,333      18,476     37,214
      Group coinsurance assumed          883         -     328,875          -
      Other                           46,301   105,492      44,394     10,589

    Net cash provided by
     operations                      166,641   234,112     813,915    442,254

    Cash Flows from Investing
     Activities:
    Securities and loans purchased
     and sold                       (323,130) (365,601) (1,475,440)  (842,079)
    Other investing activities       (22,032)   (2,115)   (127,565)      (519)

    Net cash used in investing
     activities                     (345,162) (367,716) (1,603,005)  (842,598)

    Cash Flows from Financing
     Activities:
    Policyholder contract deposits   707,251   599,170   2,154,150  1,782,406
    Policyholder contract
     withdrawals                    (495,498) (334,063) (1,257,444)(1,082,415)
    Net borrowings (repayments)      (28,149)  (49,988)    213,414    (98,727)
    Net issuance (repurchase) of
     common shares                     1,415   (41,079)   (225,712)   (86,902)
    Cash dividends to common and
     preferred stockholders(1)       (51,865)  (46,584)   (150,930)  (136,728)
    Other                                382     3,191       8,350      5,034

    Net cash provided by financing
     activities                      133,536   130,647     741,828    382,668

    Decrease in cash and cash
     equivalents                     (44,985)   (2,957)    (47,262)   (17,676)
    Cash and cash equivalents at
     beginning of period              69,491    52,058      71,768     66,777

    Cash and cash equivalents at
     end of period                   $24,506   $49,101     $24,506    $49,101

    Supplemental Cash Flow
     Information:
    Income taxes paid                $36,000   $18,800     $29,816    $192,700

    Interest paid on borrowed
     money(1)                        $23,692   $14,864     $41,770     $34,716

    (1) Prior year amounts have been restated to conform to presentation under FIN 46.


                 Jefferson-Pilot Corporation and Subsidiaries
                           Business Segment Results
                                 (Unaudited)

    Individual Products (In Thousands)

    The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results were:

                             Three Months Ended          Nine Months Ended
                                  Sept 30                     Sept 30
                             2004          2003          2004          2003
    UL-Type Products:
     Net investment
      income               $185,267      $187,243      $553,839      $560,158
     Interest credited
      to policyholders     (127,777)     (130,497)     (378,906)     (385,532)
        Interest
         margin              57,490        56,746       174,933       174,626
     Product charge
      revenue:
        Cost of
         insurance
         charges            137,007       134,913       405,443       383,726
        Expense
         charges             30,730        38,719       105,952       107,234
        Surrender
         charges              9,704         6,756        30,274        27,042
        Total product
         charge
         revenue            177,441       180,388       541,669       518,002
     Death benefits
      and other
      insurance
      benefits              (85,769)      (71,949)     (238,996)     (209,298)
     Expenses,
      excluding
      amortization of
      DAC and VOBA          (23,632)      (25,306)      (70,586)      (75,727)
     Amortization of
      DAC and VOBA          (34,245)      (50,002)     (131,781)     (131,052)
     Miscellaneous
      expense                  (203)          (17)         (571)       (1,256)
     UL-type product
      income before
      taxes                  91,082        89,860       274,668       275,295
    Traditional
     Products:
     Premiums and other
      considerations         37,171        41,253       115,297       128,667
     Net investment
      income                 37,714        40,759       114,750       123,896
     Benefits               (41,788)      (42,299)     (130,051)     (147,090)
     Expenses, excluding
      amortization of
      DAC and VOBA           (5,940)       (6,787)      (19,771)      (17,442)
     Amortization of
      DAC and VOBA           (4,310)       (3,470)      (11,872)      (12,729)
     Traditional
      product income
      before taxes           22,847        29,456        68,353        75,302
     Income before
      income taxes          113,929       119,316       343,021       350,597
     Income taxes           (38,647)      (40,703)     (117,493)     (121,651)
     Reportable
      segment results       $75,282       $78,613      $225,528      $228,946


     Operating Measures

     Annualized
      equivalent life
      insurance
      premiums:
          -Individual
           Markets
           Excl.
           Community
           Banks and
           BOLI             $47,825       $48,523      $147,567      $153,914
          -Community
           Banks and
           BOLI               2,264         2,153         6,320         7,564
                            $50,089       $50,676      $153,887      $161,478

     Average UL
      policyholder
      fund balances     $11,138,652   $10,657,827   $11,073,162   $10,505,310
     Average VUL
      separate account
      assets              1,524,765     1,277,027     1,515,206     1,183,063
          Total         $12,663,417   $11,934,854   $12,588,368   $11,688,373

     Average Face
      Amount of
      Insurance In
      Force:
          - Total      $165,527,000  $164,669,000  $165,770,000  $164,231,000
          - UL-Type
           Contracts   $126,789,000  $123,497,000  $126,575,000  $122,871,000

     Average assets     $18,383,736   $17,244,613   $18,168,510   $16,990,596


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Annuity and Investment Products (In Thousands)

    Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results were:

                                 Three Months Ended        Nine Months Ended
                                       Sept 30                  Sept 30
                                   2004        2003        2004         2003
      Investment product
       charges and premiums       $3,398      $1,645       $9,041      $6,151
      Net investment income      137,218     145,591      425,403     438,456
      Broker-dealer
       concessions and other      25,541      26,489       84,471      71,769
      Total revenue              166,157     173,725      518,915     516,376
      Policy benefits
       (including interest
       credited)                 100,257     101,203      307,592     308,470
      Insurance expenses          14,622      17,005       45,412      44,645
      Broker-dealer expenses      24,587      24,901       79,986      66,809
      Total benefits and
       expenses                  139,466     143,109      432,990     419,924
      Income before income
       taxes                      26,691      30,616       85,925      96,452
      Income taxes                 9,113      10,644       29,516      33,739

      Reportable segment
       results                   $17,578     $19,972      $56,409     $62,713

      Operating Measures

      Fixed annuity premium
       sales                    $312,019    $187,780     $912,992    $435,455
      Variable annuity
       premium sales                  74         213          343       1,843
          Total                 $312,093    $187,993     $913,335    $437,298

      Investment product
       sales                  $1,037,911    $926,296   $3,767,488  $2,203,883

      Average fund balances:
      Fixed annuity           $9,291,064  $8,428,312   $9,098,088  $8,329,951
      Variable annuity           322,945     343,529      337,937     338,263
         Total annuity        $9,614,009  $8,771,841   $9,436,025  $8,668,214

      Effective investment
       spreads for fixed
       annuities(1)                1.62%       1.96%        1.68%       1.92%
      Effective investment
       spreads for fixed
       annuities, excluding
       FAS 133                     1.74%       1.94%        1.70%       1.90%

      Fixed annuity
       surrenders as a % of
       beginning fund
       balance                     15.4%        8.5%        11.0%        8.1%

      Fixed annuity general
       and administrative
       expenses as a % of
       average invested assets     0.17%       0.15%        0.18%       0.16%

      Average assets         $10,461,869  $9,534,079  $10,315,852  $9,462,517

    (1) Includes FAS 133
        adjustment of:           $(2,847)       $517      $(1,281)       $997


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Benefit Partners (In Thousands)

    Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non-medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results were:

                                       Three Months Ended  Nine Months Ended
                                            Sept 30             Sept 30
                                         2004      2003      2004      2003
      Premiums and other
       considerations                  $284,223  $190,313  $824,443  $563,427
      Net investment income              23,646    15,879    65,259    48,275
      Total revenue                     307,869   206,192   889,702   611,702
      Policy benefits                   212,002   148,397   625,132   433,886
      Expenses                           65,609    42,368   186,442   124,815
      Total benefits and expenses       277,611   190,765   811,574   558,701
      Income before income taxes         30,258    15,427    78,128    53,001
      Income taxes                       10,590     5,399    27,345    18,550
      Reportable segment results        $19,668   $10,028   $50,783   $34,451

      Operating Measures

      Life, Disability and Dental:
          Annualized sales              $46,726   $38,530  $148,750  $151,255

      Reportable segment results:
          Life                           $7,145    $4,483   $18,925   $11,182
          Disability                     11,973     5,374    29,110    20,854
          Dental                          1,087     1,958     2,150     3,280
          Other                            (537)   (1,787)      598      (865)
             Total                      $19,668   $10,028   $50,783   $34,451

      Loss Ratios:
          Life                            75.0%     76.6%     75.3%     79.1%
          Disability                      69.6%     72.9%     71.2%     68.8%
          Dental                          76.6%     72.4%     78.1%     76.7%
             Combined                     72.9%     74.3%     73.9%     74.3%

      Total expenses as a % of premium
       income                             23.1%     22.3%     22.7%     22.2%


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Communications (In Thousands)

    Jefferson-Pilot Communications Company operates television and radio broadcast properties and produces syndicated sports and entertainment programming. Reportable segment results were:

                                        Three Months Ended Nine Months Ended
                                             Sept 30            Sept 30
                                          2004     2003      2004      2003

      Communications revenues, net       $58,144  $51,729  $173,144  $152,881
      Cost of sales                       10,504    9,306    32,699    29,967
      Operating expenses                  20,334   18,821    64,117    60,441
      Broadcast cash flow                 27,306   23,602    76,328    62,473
      Depreciation and amortization        2,109    1,994     6,522     6,184
      Corporate general and
       administrative expenses             1,684    1,697     5,245     4,342
      Net interest expense and other         578      514     1,605     1,663
      Income before income taxes          22,935   19,397    62,956    50,284
      Income taxes                         9,421    8,031    25,152    20,281
      Reportable segment results         $13,514  $11,366   $37,804   $30,003


    Corporate and Other (In Thousands)

    Activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities, and federal and state income taxes not otherwise allocated to business segments are reported in the "Corporate and Other" category. Reportable segment results were:

                                        Three Months Ended   Nine Months Ended
                                              Sept 30            Sept 30
                                           2004     2003      2004      2003
      Earnings on investments and other
       income(1)                         $23,080  $24,307   $71,995   $68,540
      Interest expense on debt(1)        (12,504)  (8,159)  (34,980)  (25,425)
      Operating expenses                  (6,351)  (8,065)  (16,151)  (21,019)
      Income taxes                         1,295    1,877     1,555       194
      Reportable segment results           5,520    9,960    22,419    22,290
      Realized investment gains, net of
       taxes                               2,236   (3,862)   24,101    (3,112)
      Reportable segment results,
       including net realized investment
       gains                              $7,756   $6,098   $46,520   $19,178

     (1) Prior year amounts have been restated to conform to presentation under FIN 46.


    Assets by Segment (In Millions)
                                                                 Sept 30
                                                              2004      2003
      Individual Products                                   $18,484   $17,365
      Annuity and Investment Products                        10,479     9,581
      Benefit Partners                                        1,797     1,032
      Communications                                            219       202
      Corporate and Other                                     3,667     3,816
      Total assets                                          $34,646   $31,996


                 Jefferson-Pilot Corporation and Subsidiaries
                Quarterly Financial Results by Business Segment
                                  (Unaudited)

                                              Sept 30,     June 30,    Mar 31,
    (In millions)                               2004         2004       2004

    Revenue:
     Individual                                $437.4       $443.8     $443.8
     AIP                                        166.2        177.4      175.3
     Benefit Partners                           307.9        331.0      250.9
     Communications                              58.7         55.9       58.1
     Corporate and Other                         28.5         28.9       33.3
     Realized investment gains (losses)           3.4         10.2       23.4
           Total revenues(1)                 $1,002.1     $1,047.2     $984.8

    Reportable Segment Results:
     Individual                                 $75.3        $75.2      $75.0
     AIP                                         17.6         19.8       19.1
     Benefit Partners                            19.7         19.7       11.4
     Communications                              13.5         13.7       10.6
     Corporate and Other                          5.5          6.5       10.4
    Total reportable segment results            131.6        134.9      126.5

    Realized investment gains (losses),
     net of taxes                                 2.2          7.1       14.7

     Net income before cumulative effect
      of change in accounting principle         133.8        142.0      141.2

    Cumulative effect of change in
     accounting principle, net of taxes(2)         -            -       (16.6)

    Net income                                 $133.8       $142.0     $124.6

    Earnings Per Share

     Earnings per share before realized
      gains (losses) and cumulative
      effect of change in accounting
      principle                                 $0.96        $0.98      $0.90
     Realized investment gains (losses),
      net of taxes                               0.02         0.05       0.10
     Earnings per share before cumulative
      effect of change in accounting principle   0.98         1.03       1.00
     Cumulative effect of change in
      accounting principle for long-
      duration contracts, net of taxes(2)          -            -       (0.12)
     Earnings per share                         $0.98        $1.03      $0.88

     Earnings per share before realized
      gains (losses) and cumulative
      effect of change in accounting
      principle                                 $0.96        $0.97      $0.89
     Realized investment gains (losses),
      net of taxes                               0.01         0.05       0.10
     Earnings per share before cumulative
      effect of change in accounting
      principle - assuming dilution              0.97         1.02       0.99
     Cumulative effect of change in
      accounting principle for long-
      duration contracts, net of taxes(2)          -            -       (0.12)
     Earnings per share - assuming
      dilution                                  $0.97        $1.02      $0.87

    (1) Prior year amounts have been restated to conform to presentation under FIN 46.
    (2) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.


                 Jefferson-Pilot Corporation and Subsidiaries
                Quarterly Financial Results by Business Segment
                                  (Unaudited)

                                           Dec 31, Sept 30, June 30,  Mar 31,
    (In millions)                           2003     2003     2003     2003

    Revenue:
     Individual                            $444.3   $449.7   $437.2   $442.5
     AIP                                    177.4    173.7    172.9    169.7
     Benefit Partners                       208.1    206.2    207.8    197.7
     Communications                          63.3     51.2     50.1     49.9
     Corporate and Other                     32.7     30.1     28.2     27.0
     Realized investment gains (losses)     (42.8)    (5.1)    20.2    (19.1)
           Total revenues(1)               $883.0   $905.8   $916.4   $867.7

    Reportable Segment Results:
     Individual                             $80.4    $78.6    $74.3    $76.0
     AIP                                     22.3     20.0     21.5     21.2
     Benefit Partners                        16.2     10.0     12.5     11.9
     Communications                          15.4     11.4     11.6      7.1
     Corporate and Other                      9.8     10.0      7.1      5.3
    Total reportable segment results        144.1    130.0    127.0    121.5

    Realized investment gains (losses),
     net of taxes                           (27.8)    (3.9)    13.1    (12.4)

     Net income before cumulative effect
      of change in accounting principle     116.3    126.1    140.1    109.1

    Cumulative effect of change in
     accounting principle, net of taxes(2)     -        -        -        -

    Net income                             $116.3   $126.1   $140.1   $109.1

    Earnings Per Share

     Earnings per share before realized
      gains (losses) and cumulative
      effect of change in accounting
      principle                             $1.02    $0.92    $0.90    $0.85
     Realized investment gains (losses),
      net of taxes                          (0.20)   (0.03)    0.09    (0.09)
     Earnings per share before cumulative
      effect of change in accounting
      principle                              0.82     0.89     0.99     0.76
     Cumulative effect of change in
      accounting principle for long-
      duration contracts, net of taxes(2)      -        -        -        -
     Earnings per share                     $0.82    $0.89    $0.99    $0.76

     Earnings per share before realized
      gains (losses) and cumulative
      effect of change in accounting
      principle                             $1.01    $0.91    $0.89    $0.85
     Realized investment gains (losses),
      net of taxes                          (0.19)   (0.03)    0.09    (0.09)
     Earnings per share before cumulative
      effect of change in accounting
      principle - assuming dilution          0.82     0.88     0.98     0.76
     Cumulative effect of change in
      accounting principle for long-
      duration contracts, net of taxes(2)      -        -        -        -
     Earnings per share - assuming
      dilution                              $0.82    $0.88    $0.98    $0.76

    (1) Prior year amounts have been restated to conform to presentation under FIN 46.
    (2) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.


                 Jefferson-Pilot Corporation and Subsidiaries
                Quarterly Financial Results by Business Segment
                                  (Unaudited)

                                                    Dec 31,          Sept 30,
    (In millions)                                    2002              2002

    Revenue:
     Individual                                     $436.7            $436.2
     AIP                                             175.1             170.5
     Benefit Partners                                178.3             180.0
     Communications                                   61.2              49.2
     Corporate and Other                              24.4              21.0
     Realized investment gains (losses)              (63.8)              3.8
           Total revenues(1)                        $811.9            $860.7

    Reportable Segment Results:
     Individual                                      $74.7             $73.9
     AIP                                              20.7              18.9
     Benefit Partners                                 12.8               9.2
     Communications                                   13.0               9.8
     Corporate and Other                             (12.5)              4.6
    Total reportable segment results                 108.7             116.4

    Realized investment gains (losses),
     net of taxes                                    (42.1)              2.4

     Net income before cumulative effect
      of change in accounting principle               66.6             118.8

    Cumulative effect of change in
     accounting principle, net of taxes(2)              -                 -

    Net income                                       $66.6            $118.8

    Earnings Per Share

     Earnings per share before realized
      gains (losses) and cumulative effect
      of change in accounting principle              $0.76             $0.80
     Realized investment gains (losses),
      net of taxes                                   (0.29)             0.02
     Earnings per share before cumulative
      effect of change in accounting principle        0.47              0.82
     Cumulative effect of change in
      accounting principle for long-
      duration contracts, net of taxes(2)               -                 -
     Earnings per share                              $0.47             $0.82

     Earnings per share before realized
      gains (losses) and cumulative
      effect of change in accounting principle       $0.75             $0.80
     Realized investment gains (losses),
      net of taxes                                   (0.29)             0.01
     Earnings per share before cumulative
      effect of change in accounting
      principle - assuming dilution                   0.46              0.81
     Cumulative effect of change in
      accounting principle for long-
      duration contracts, net of taxes(2)               -                 -
     Earnings per share - assuming
      dilution                                       $0.46             $0.81

    (1) Prior year amounts have been restated to conform to presentation under FIN 46.
    (2) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.


                 Jefferson-Pilot Corporation and Subsidiaries
                        Investment Summary (Unaudited)
                                (in Thousands)

                                      September 30, 2004    December 31, 2003
    Allocation of Invested Assets        Amount  Percent      Amount  Percent

    Cash and cash equivalents            $24,506    0.1%      $71,768    0.3%
    Bonds                             21,985,875   80.2%   20,443,770   79.2%
    Preferred stocks                      14,886    0.1%       16,463    0.1%
    Common stocks, unaffiliated          649,420    2.4%      753,958    2.9%
    Mortgages loans, net               3,593,895   13.1%    3,472,340   13.4%
    Real estate, net                     125,802    0.5%      131,600    0.5%
    Policy loans and other               998,585    3.6%      933,675    3.6%
    Invested assets                  $27,392,969  100.0%  $25,823,574  100.0%

    Total Fixed Income Portfolio
     Yield to Maturity                     6.32%                6.52%


                                      September 30, 2004    December 31, 2003
    Bond Portfolio                       Amount  Percent      Amount  Percent

    U.S. Government                     $272,624    1.2%     $267,847    1.3%
    Mortgage-backed                    2,469,011   11.2%    2,904,444   14.2%
    Private placements                 5,084,391   23.1%    4,504,954   22.0%
    Public - corporates               14,159,849   64.5%   12,766,525   62.5%
    Total bonds                      $21,985,875  100.0%  $20,443,770  100.0%

    Yield to maturity                      6.13%                6.33%
    Average life                        7.69 yrs             7.36 yrs
    Duration                                5.33                 5.08

    Average quality                           A3                   A2


                                      September 30, 2004    December 31, 2003
    Bond Portfolio Quality             Amount    Percent    Amount    Percent
        NAIC Rating         S&P
                         Equivalent
             1            AAA - A    $12,587,473   57.3%  $11,707,882   57.3%
             2              BBB        8,046,747   36.6%    7,284,384   35.6%
            3-6         BB and lower   1,351,655    6.1%    1,451,504    7.1%
        Total Bonds                  $21,985,875  100.0%  $20,443,770  100.0%


    Fixed Maturity Securities
     Unrealized Gains (Losses)     September 30, 2004    December 31, 2003

    Gross unrealized gains            $1,175,773           $1,179,211
    Gross unrealized losses              (83,905)            (126,275)
    Net unrealized gains              $1,091,868           $1,052,936


    Mortgage Loan Portfolio        September 30, 2004    December 31, 2003

    Yield to maturity                      7.42%                7.63%
    Average maturity                    7.01 yrs             6.99 yrs
     Total delinquent loans and
      loans in foreclosure at
      amortized cost                      $5,987              $10,984
    Delinquent loans as a percent of
     total ML                              0.17%                0.32%
    Net book value of real estate
     acquired in satisfaction of mortgage
     indebtedness                         $6,158               $6,276


    Realized Investment
     Gains/(Losses)                Third Quarter 2004   Third Quarter 2003

    Stock gains                          $18,748                   $-
    Stock losses                          (1,177)                   -
    Bond gains                             5,659                7,923
    Bond losses from sales and calls      (4,366)             (13,253)
    Bond losses from writedowns          (16,398)             (14,913)
    Other gains (losses), net              4,377                 (982)
    Total pretax gains (losses)            6,843              (21,225)
    Amortization of DAC/VOBA and
     deferred sales inducements           (3,364)              16,092
    Income taxes                          (1,243)               1,271
    Realized investment gains
     (losses), net of taxes               $2,236              $(3,862)


                   Jefferson-Pilot Corporation and Subsidiaries
                       Insurance Segments Expense Analysis
                                  (In Thousands)

                                  Three Months Ended      Nine Months Ended
                                       Sept 30                 Sept 30
                                   2004        2003        2004        2003
      Individual Products
      Commissions                 $68,857     $66,616    $198,243    $212,215
      General and
       administrative expenses     29,385      28,672      89,536      91,462
      Taxes, licenses and fees      9,568      13,326      31,873      40,735
         Total commissions and
          expenses incurred       107,810     108,614     319,652     344,412
      Less commissions and
       expenses capitalized       (78,238)    (76,521)   (229,295)   (251,244)
      Amortization of DAC and
       VOBA                        38,555      53,472     143,653     143,782
         Net expense              $68,127     $85,565    $234,010    $236,950

      Annuity and Investment
       Products
      Insurance companies:
      Commissions - insurance
       companies                  $20,521      $8,634     $56,481     $21,643
      General and administrative
       expenses                     5,171       4,299      15,203      12,941
      Taxes, licenses and fees        539         441       1,784       1,374
         Gross commissions and
          expenses incurred        26,231      13,374      73,468      35,958
      Less commissions and
       expenses capitalized       (22,519)     (8,899)    (62,620)    (27,447)
      Amortization of DAC and
       VOBA                        10,909      12,530      34,563      36,134
         Net expense -
          insurance companies      14,621      17,005      45,411      44,645
      Broker/Dealer:
      Commissions                  21,774      22,001      71,355      59,262
      Other                         2,813       2,900       8,631       7,547
         Net expense -
          broker/dealer            24,587      24,901      79,986      66,809
         Net expense              $39,208     $41,906    $125,397    $111,454

      Benefit Partners
      Commissions                 $32,361     $21,825     $93,985     $64,185
      General and
       administrative expenses     29,591      18,247      81,597      55,903
      Taxes, licenses and fees      6,321       5,060      18,620      15,384
         Total commissions and
          expenses incurred        68,273      45,132     194,202     135,472
      Less commissions and
       expenses capitalized        (9,704)    (28,134)    (27,686)    (85,295)
      Amortization of DAC and
       VOBA                         7,040      25,370      19,926      74,638
         Net expense              $65,609     $42,368    $186,442    $124,815


                 Jefferson-Pilot Corporation and Subsidiaries
                     DAC and VOBA Balance Sheet Analysis
                                (In Thousands)

                                 Three Months Ended      Nine Months Ended
                                      Sept 30                 Sept 30
                                  2004        2003        2004        2003

      Balance, beginning of
       period                  $2,486,679  $2,006,760  $2,230,444  $2,027,317
        Cumulative effect of
         change in accounting
         principle                    -           -         1,864         -
        Group coinsurance
         assumed                       70         -        37,445         -
        Amount capitalized        110,462     113,552     319,778     364,145
        Amortization expense      (56,509)    (91,375)   (198,154)   (254,565)
        Adjustment for capital
         gains and losses          (3,053)     16,092         876      13,172
        Adjustment for FAS 115   (151,578)     66,276      (6,182)    (38,764)
      Balance, end of period   $2,386,071  $2,111,305  $2,386,071  $2,111,305


                 Jefferson-Pilot Corporation and Subsidiaries

    Shareholder Information

    Listed NYSE: JP

    Composite Stock Price and Dividends (Adjusted for 50% stock dividend effected 04/09/01)
                                       Cash
                   High   Low   Close Dividend
            3Q04  50.20  47.01  49.66  0.380
            2Q04  56.39  47.40  50.80  0.380
            1Q04  55.08  48.97  55.01  0.330
            2003  50.72  35.75  50.65  1.293
            2002  53.00  36.35  38.11  1.184
            2001  49.67  38.00  46.27  1.072
            2000  50.59  33.25  49.83  0.960
            1999  53.09  40.79  45.50  0.857

    Transfer Agent and Dividend Reinvestment Agent

      Wachovia Bank                      Phone: 800/829-8432
      Dividend Reinvestment Service      Fax: 704/590-7618
      1525 West W.T. Harris Blvd., 3C3   Email: equityservices@wachovia.com
      Charlotte, NC 28288-1153

    Investor Relations

      Jefferson-Pilot Corporation        Phone: 336/691-3379
      Investor Relations - Dept. 3607
      P.O. Box 21008
      Greensboro, NC 27420
      investor.relations@jpfinancial.com

    Corporate Website

          http://www.jpfinancial.com

SOURCE  Jefferson-Pilot Corporation
    -0-                             10/27/2004
    /CONTACT: John Still, Investment Community, +1-336-691-3382, or Paul Mason, News Media, +1-336-691-3313, both of Jefferson-Pilot Corporation/
    /Photo: http://www.newscom.com/cgi-bin/prnh/20040601/JPFLOGO
            AP Archive:  http://photoarchive.ap.org
            PRN Photo Desk, photodesk@prnewswire.com /
    /Web site:  http://www.jpfinancial.com /
    (JP)

CO:  Jefferson-Pilot Corporation
ST:  North Carolina
IN:  FIN INS
SU:  ERN CCA MAV